Supplement dated August 7, 2000 to Prospectus and
Statement of Additional Information dated May 1, 2000


STRATTON MUTUAL FUNDS

Stratton Growth Fund, Inc.
Stratton Monthly Dividend REIT Shares, Inc.
Stratton Small-Cap Value Fund

The following information replaces and supersedes any contrary information contained in the Funds' Prospectus.

The "Investment Advisor" section on page 12 of the Prospectus is amended as follows:

Effective August 1, 2000, James W. Stratton, Chief Executive Officer of Stratton Management, will replace Frank H. Reichel, III as the portfolio manager primarily responsible for the day-to-day investment management of Stratton Small-Cap Value Fund.

The "Officers" section of the outside back cover of the Prospectus is deleted and replaced with the following:

	OFFICERS

	James W. Stratton	                        Gerald M. Van Horn
	Chairman, Stratton Mutual Funds    	      Vice President
	President, Stratton Small-Cap Value Fund 	Stratton Small-Cap Value Fund

	John A. Affleck	                          Joanne E. Kuzma
	President	                                Vice President
 Stratton Growth Fund

	                                           Patricia L. Sloan
                                            Secretary & Treasurer

 James A. Beers
 President, Stratton Monthly                Brigid E. Hummel
 Dividend REIT Shares                       Assistant Secretary & Treasurer



Reference to Frank H. Reichel, III in the "Management of the Funds" section on page 8 of the Statement of Additional Information is deleted.
Mr. Stratton's biography on page 8 is revised to add that he is the President of The Stratton Funds, Inc.

YOU SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE.